UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2017

Pendrell Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	001-33008	98-0221142
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Carillon Point, Kirkland, Washington		98033
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(425) 278-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 8.01 Other Events.

On June 14, 2017, the shareholders of Pendrell Corporation (the "Company") approved a 1-for-100 reverse stock split (the "Reverse Stock Split") of the Company’s shares of Class A common stock (the "Class A Stock") and Class B common stock.

On September 20, 2017, the Company’s board of directors (the "Board") set November 30, 2017 as the effective date for the Reverse Stock Split, but reserved the right to delay or cancel the Reverse Stock Split if the Reverse Stock Split will not reduce the number of record holders of Class A Stock below 300, or if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company or its shareholders. The Board also authorized the de-registration and de-listing of the Class A Stock from NASDAQ promptly after completion of the Reverse Stock Split, and clarified that the Company does not currently plan to publish financial information following the expiration of the Company’s reporting obligations under the Securities Exchange Act of 1934. The Class A Stock may continue to trade on OTC Pink®, a market often referred to as the "pink sheets."

Contemporaneously with the filing of this current report on Form 8-K, the Company is filing with the Securities and Exchange Commission a Schedule 13E-3 to amend the prior Schedule 13E-3 filed on May 22, 2017. Shareholders may obtain a copy of the Schedule 13E-3, as amended, at the SEC’s website at www.sec.gov.

Forward-Looking Statements: This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and similar expressions, and include statements relating to the timing of the Reverse Stock Split, the Company’s deregistration of its Class A Stock, the elimination of the Company’s reporting obligations following the deregistration, the absence of published financial information after the expiration of the Company’s reporting obligations, and the liquidity of our Class A Stock after the Reverse Stock Split. Forward-looking statements included in this report are based on information available to the Company on the date of this report. Such forward-looking statements involve assumptions, risks, uncertainties and other factors that could cause actual events to differ materially from those matters expressed in or implied by such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pendrell Corporation

September 22, 2017	By:	/s/ Timothy M. Dozois

Name: Timothy M. Dozois
Title: Corporate Counsel and Corporate Secretary